SUPPLEMENT DATED FEBRUARY 24, 2010
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
DATED MAY 1, 2009

THE INTEGRITY FUNDS
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund

The following affects the Williston Basin/Mid-North America Stock Fund ("WB/MNAS Fund") and Integrity Growth & Income Fund ("Growth & Income Fund") Only

The following supplements the "Portfolio Manager—WB/MNAS Fund and Growth & Income Fund" discussion under the "Fund Management" section of the Prospectus and the "Portfolio Manager—Growth & Income Fund and WB/MNAS Fund" discussion under the "Investment Adviser" section of the SAI.

Mr. Robert Loest, portfolio manager primarily responsible for the day-to-day management of the WB/MNAS Fund and Growth & Income Fund (collectively the "Funds"), recently passed away unexpectedly. Management of each of the Funds is being continued by the portfolio management team described below at Viking Fund Management, LLC ("Viking Management"), the Funds' investment adviser.

The portfolio management team is jointly and primarily responsible for the day-to-day management of each Fund and consists of Monte Avery, Shannon Radke, and Robert Walstad, whose combined industry experience totals 88 years. Mr. Avery started in the securities business in 1981 and joined Integrity Mutual Funds, Inc. in 1995. He has served as a portfolio manager to various funds currently advised by Viking Management and previously advised by Integrity Money Management, Inc. for 15 years. Mr. Radke has been engaged in the securities business since 1988. He is president of Viking Management and founder of Viking Mutual Funds, and has been a portfolio manager to various funds advised by Viking Management for 11 years. Mr. Walstad has been engaged in the securities business since 1972. He is chairman of the board of The Integrity Funds, founder of Integrity Mutual Funds, Inc. and has over 15 years of experience in oversight of portfolio management. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Integrity Fund Family.

The information set forth in the Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.